Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Mount Yale Opportunity Fund, LLC, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Mount Yale Opportunity Fund, LLC for the period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Mount Yale Opportunity Fund, LLC for the stated period.

/s/John L. Sabre John L. Sabre President, Mount Yale Opportunity Fund, LLC	/s/Michael J. Sabre Michael J. Sabre Treasurer, Mount Yale Opportunity Fund, LLC
Dated: 9/7/2006	Dated: 9/7/2006

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Mount Yale Opportunity Fund, LLC for purposes of the Securities Exchange Act of 1934.